AMENDMENT TO SHARE PURCHASE AGREEMENT

THIS AMENDMENT TO SHARE PURCHASE AGREEMENT is made and entered into and binding as of the 20th day of December, 2011 (this "Agreement"), by and among JACKSON WEN, an individual, as owner or trustee for all shareholders ("Seller"), and LTS Nutraceuticals, Inc., a Nevada corporation ("Purchaser").

WHEREAS, Seller and Purchaser entered into a Share Purchase Agreement on October 22, 2011; and

WHERERAS, Seller and Purchaser desire to amend the Share Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to the Share Purchase Agreement hereby agree as follows:

1.
Except as amended hereby, the provisions of the Share Purchase Agreement remain in full force and effect.  All capitalized terms used and not defined herein are used as defined in the Share Purchase Agreement.

2.	Section 2.2 is hereby amended as follows by adding the additional language at the end hereof:

There may be more than one closing hereunder so long as the first closing occurs no later than December 31, 2011.  In fact, on the date hereof, the parties are effecting a closing of  26,555,340 of the 32,549,750 shares (81.58%) of the issued and outstanding common stock of the Company.  All future closings will be based upon a percentage equal to the number of shares of Company common stock being sold to Purchaser at that closing divided by 32,549,340 (“Closing Percentage”).

3.
Section 1.1 is hereby amended such that the definition of “Purchase Price” shall be $5,000,000 multiplied by the Closing Percentage, and for purposes of this Section, the  Purchase  Price shall be paid in shares of Purchaser common stock at a purchase price of $2.005 per share, which price would be adjusted accordingly for purposes of this Section and Section 2.5 on a pro rata basis based upon a split of Purchaser’s common stock.

4.	Seller confirms that all representations and warranties in the Share Purchase Agreement remain true, complete and correct as of the date hereof.

5.
Upon the closing contemplated by this Agreement and in any future closings hereunder, each holder of Company common stock shall be issued shares of Purchaser common stock based upon the following formula:  Purchase Price divided by $2.005 multiplied by a fraction, the numerator of which shall be the number of shares of Company common stock being sold by such transferor and the denominator of which is the total number of shares of Company common stock being transferred with respect to such closing.

6.
At each closing contemplated hereby, the Seller shall reaffirm all representations and warranties set forth in paragraphs 4 and 7 hereof, as well as counsel for the Company issuing an updated legal opinion identical to the one being issued in conjunction with the first closing hereunder.

7.
Each of the holders of the Company stock listed on A hereto (and future holders of Company stock) and Seller (in each instance, collectively, “Holder”) which are conveying shares of Company stock hereunder do hereby represent and warrant as follows with respect to the shares of Purchaser common stock to be acquired by each (“Shares”):

a.  The Shares to be acquired by the Holder will be acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement (or it being executed by Seller on Holder’s behalf), the Holder further represents that the Holder does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares. The Holder has not been formed for the specific purpose of acquiring the Shares.

b.  The Holder has had an opportunity to discuss the Purchaser’s business, management, financial affairs and the terms and conditions of the sale of the Shares with the Purchaser’s management and has had an opportunity to review the Purchaser’s facilities.

c.The Holder understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein.  The Holder understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Holder must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  The Holder acknowledges that the Purchaser has no obligation to register or qualify the Shares, or the Common Stock into which it may be converted.  The Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Purchaser which are outside of the Holder’s control, and which the Purchaser is under no obligation and may not be able to satisfy

d.  The Holder understands that no public market now exists for the Shares, and that the Purchaser has made no assurances that a public market will ever exist for the Shares.

e.  The Holder understands that the Shares and any securities issued in respect of or exchange for the Shares, may bear one or all of the following legend:

 “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE PURCHASER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

f.  The Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

g.  If the Holder is not a United States person (as defined by Section 7701(a)(30) of the Code), the Holder hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares.  The Holder’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Holder’s jurisdiction.

h.  Neither the Holder, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

LTS NUTRACEUTICALS, INC.

By:/s/	Jerry Rayman
Name: Jerry Rayman
Title: CEO

/s/ Jackson Wen
JACKSON WEN

SCHEDULE A - OF SHAREHOLDERS AND NUMBER OF SHARES ASSIGNED
TO BE
LTS NUTRACEUTICALS, INC.
ALL SHARES HELD IN THE NAME OF JACKSON WEN PURSUANT TO
VALID POWERS ENDORSED INTO HIS NAME

Name of Shareholder		No. of Shares	No. of Certificates

1.	SOPHIA WEN	10,166,725	(4 Certificates)

2.	JACKSON WEN	8,713,525	(4 Certificates)

3.	JOSEPH & LYDIA JOU	1,700,000	(5 Certificates)

4.	YAN HUA LI	880,000

5.	YUE NING KANG	870,000

6.	MOTHERLAND INTERNATIONAL	450,000

7.	GUO XIANG YANG	350,000

8.	YING WEI YANG	350,000

9.	MING ZHANG	303,030

10.	YANG LI YANG	300,000

11.	MEI XIN LI	300,000

12.	BAO XIN HUANG	200,000

13.	MEI RU HUANG	200,000

14.	MICHELLE LEE	194,500	(2 Certificates)

15.	SHI RONG LI	191,100	(2 Certificates)

16.	METHODIST HOSPITAL FOUNDATION	166,600	(2 Certificates)

17.	JIAN CEBALLOS	166,600

18.	YINGQING YANG	166,600

19.	HAO LIN	150,000

20.	WEI PEI HUANG	150,000

21.	GUOJIAN WEN	83,300

22.	YANG YING WEN	83,300

23.	JAMES H. SAKODA	68,750	(3 Certificates)

24.	JING LIANG	50,000

25.	WEINING YANG	50,000

26.	HU YI WEN	36,650	(2 Certificates)

27.	XIAO HUI WANG	50,000	(2 Certificates)

28.	TSUNG-HAN FANG	26,660

29.	SIMON MAK	22,000

30.	HUANG LI-HEN	20,000

31.	JIAN HUA WEI	18,000

32.	JULIE LY	18,000

33.	WING GEE	12,000

34.	ZHUANG TING FANG & RUSHI DU	10,000

35.	RUIJIA WANG	10,000

36.	XIAOQING WANG	10,000

37.	JIN SONG WANG	9,000

38.	WEI KONG	3,000

39.	JASMIN BAHENA	3,000

40.	SHEN LI	3,000

Total Number of Shares:		26,555,340